Exhibit 99.4

As approved by the Board of Directors

of Fifth Third Bancorp on March 14, 2016

CHARTER

OF THE

HUMAN CAPITAL AND COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS OF FIFTH THIRD BANCORP

I. AUTHORITY AND MEMBERSHIP

A.	Appointment and Removal

The members of the Human Capital and Compensation Committee (the “Committee”) are appointed annually by the Board of Directors of Fifth Third Bancorp (the “Corporation”) on the recommendation of the Nominating and Corporate Governance Committee of the Corporation.

The members shall serve until their successors are duly elected by the Board of Directors.

B.	Constitution of the Committee

The Committee shall be comprised of three or more directors of the Corporation.

C.	Qualifications of Committee Members

Committee members must fully satisfy the independence and qualification requirements applicable to Nasdaq Global Select Market issuers or such other exchange or system upon which the Corporation’s securities are listed, quoted, and/or traded as well as any standards of independence or qualifications applicable to the Corporation as prescribed by federal or state banking, securities, corporate, tax or other laws, rules, or regulations.

Each member of the Committee shall meet both the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the definition of “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

No member of the Committee shall be an officer or former officer of the Corporation or an “affiliated person” of the Corporation or any of its subsidiaries.

No member of the Committee may have any interlocking relationships required to be disclosed under the federal securities laws, including Item 402(j)(3) of Regulation S-K.

Director’s fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation.

D.	Committee Leadership

The Chair of the Committee shall be appointed by the Board of Directors and shall preside at all meetings of the Committee at which he/she is present. In the absence of the Chair of the Committee, the Chair of the Committee may appoint one of the members of the Committee to preside at the meeting or one of the members present shall be chosen by the members of the Committee present to preside at the meeting.

E.	Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Committee. In the absence of a quorum, a majority of the members of the Committee present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that it is being adjourned.

F.	Authority Vested in the Committee

The Committee has the authority, to the extent it deems necessary or appropriate in its sole discretion, to retain compensation consultants and independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultants or independent legal, accounting or other advisors retained by the Committee. The Committee shall select compensation consultants and independent legal, accounting or other advisors only after taking into consideration all factors relevant to the independence of such compensation consultants or independent legal, accounting or other advisors including:

•	The provision of other services to the Corporation by the person that employs the compensation consultant, legal counsel or other adviser;

•	The amount of fees received from the Corporation by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

•	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

•	Any stock of the Corporation owned by the compensation consultant, legal counsel or other adviser; and

•	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an Executive Officer of the Corporation.

II. PURPOSE OF THE COMMITTEE

The Committee’s primary purposes are to:

•	Discharge the Corporation’s responsibilities relating to the compensation of the Corporation’s Executive Officers. The Committee has overall responsibility for overseeing the benefit, bonus, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Corporation and its subsidiaries.

•	Oversee management’s development and implementation of the incentive compensation strategy for the Corporation.

•	Oversee the incentive compensation plans, policies and programs encompassing those employees of the Company and its subsidiaries who, either individually or as part of a group, have the ability to expose the Company to material risk (“Covered Employees”).

•	Implement Chief Executive Officer (“CEO”) succession planning.

•	Make recommendations regarding director compensation to the Board of Directors.

•	Prepare the annual report on executive compensation for inclusion in the Corporation’s proxy statement, including review and discussion of the Compensation Discussion & Analysis with Management and disclosure of whether the Committee has retained or obtained the advice of a compensation consultant and if the work of the compensation consultant has raised any conflict of interest and, if so, the nature of the conflict and how it is being addressed.

III. RESPONSIBILITIES OF THE COMMITTEE

A.	Charter Review

•	Review and reassess the adequacy of this Charter annually and recommend to the Board of Directors of the Corporation any proposed changes to this Charter.

•	Publicly disclose the Charter and any such amendments at the times and in the manner required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation, and in all events post such Charter and amendments to the Corporation’s website.

B.	Executive Compensation/Approval of Transactions

•

Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board of Directors the CEO’s compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

•	Create and maintain a succession plan for the CEO.

•	Annually review and approve, the compensation of the CEO and the Executive Officers of the Company, including: (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

The CEO may not be present for the Committee’s voting or deliberation on the compensation of the CEO.

•	Annually review and make recommendations to the Board of Directors with respect to executive officers’ incentive compensation plans and equity-based plans, and make necessary approvals relative to 162(m) provisions.

•	Adopt, administer, document, approve and ratify the Corporation’s incentive compensation and stock plans and awards thereunder, including amendments to the plans or awards made under any such plans, and review and monitor awards under such plans.

•	In the event the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the securities laws, the Corporation will provide for the recovery from any current or former Executive Officer of the issuer who received incentive based compensation (including stock options awarded as compensation) during the three year period preceding the date on which the Corporation is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the Executive Officer under the accounting restatement.

•	Review and approve incentive compensation polices and performance management guidelines, ensuring that they are aligned with the incentive compensation strategy.

•	Except for those transactions covered by policies and procedures governed by Regulation O, pre-approve all loans or other extensions of credit and all related party or affiliate transactions between the Corporation and any of its affiliates, directors, officers and/or employees or in which any of such persons directly or indirectly is interested or benefited. The Committee shall establish and maintain policies and procedures for the review and approval of the same.

•	Meet with members of senior management as needed to discuss compensation matters.

C.	Risk and Compliance Oversight

Consistent with its responsibilities to oversee the Compensation Risk Oversight Committee:

•	Ensure the establishment of an effective incentive compensation strategy which provides balanced risk-taking incentives in alignment with the Corporation’s risk appetite.

•	Discuss, evaluate, document, and review with the Chief Risk Officer at least annually executive officer compensation plans and employee compensation plans and the risks these plans pose to the Bank. The risk assessment is also reviewed by the Risk and Compliance Committee of the Board of Directors (“RCC”).

•	Identify and limit features of:

a.	Executive officer compensation plans that could lead the officer to take unnecessary and excessive risks;

b.	Employee compensation plans that pose risks to ensure the Corporation is not unnecessarily exposed to risk; and

c.	Both executive officer and employee compensation plans that encourage behavior focused on short-term results rather than long-term value creation.

•	Discuss, evaluate, review, and document at least annually the terms of all employee compensation plans and identify and eliminate features that encourage manipulation of reported earnings to enhance the compensation of the employee.

•	Oversee the inherent risk approach and measurement, including the methodology used for identifying Covered Employees and document the review and any modifications made.

•	Oversee management’s program of ongoing monitoring and independent validation to assess the effectiveness of incentive compensation policies, and document the review and any modifications made.

•	Prepare narrative description of how the above features were limited and include annual certification in the proxy statement of the completed review.

•	Periodically review the Corporation’s insider trading policies and procedures, benefit, incentive compensation and stock plans, compensation agreements, plans, policies and arrangements, and outstanding loans to its directors, officers and/ or employees, and shall adopt amendments or changes to the same, and shall establish procedures and mechanisms designed to cause the same to comply with all provisions under the securities, tax, banking, ERISA or other laws and regulations or the requirements of Nasdaq regarding:

a)	loans or other extensions of credit to affiliates, directors, officers or employees of the Corporation;

b)	reimbursement of the Corporation for, or forfeiture of, any profits, bonus or equity-based compensation by the Corporation’s CEO, CFO and/or executive officers in connection with an accounting restatement;

c)	investment elections and changes thereto, blackout periods, and restrictions on trading by plan participants, directors, officers and employees of the Corporation;

d)	related party or affiliate transactions with the Corporation; and

e)	Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

E.	General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly.

•	As appropriate, meet separately without management or with particular members of management only in executive session.

•	Report to the Board of Directors of the Corporation on the Committee’s activities at each meeting of the Board of Directors of the Corporation.

•	Maintain minutes or other records of the Committee’s meetings and activities.

•	Form and delegate authority to subcommittees when appropriate.

•	Annually review the performance of the Committee.

•	Prepare the Committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board of Directors as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.